Exhibit 99.1 - Pool Data Report

CIT Equipment Collateral 2004-VT1
Composition of Contract Pool
at June 30, 2005

                                                                                                          Average
                                              Current           Weighted            Weighted              Required
                            Number           Required            Average             Average               Payoff
                              of              Payoff            Original            Remaining              Amount
                           Contracts          Amount              Term                Term                (Range)
                           ---------          ------              ----                ----                -------

                             53,699        $424,412,709       48.45 months         25.07 months            $7,904
                                                                                                       ($0 to $1,770,303)


Type of Contract
at June 30, 2005

                                                                      % of
                                                                      Total                                       % of
                                                Number                Number              Required              Required
                                                  of                    of                 Payoff                Payoff
Type of Contract                               Contracts             Contracts             Amount                Amount
----------------                               ---------             ---------             ------                ------
True Leases                                      29,283                54.53%            300,706,898              70.85%
Finance Leases                                   24,416                45.47             123,705,811              29.15
                                    ------------------------------------------------------------------------------------
   Total                                         53,699               100.00%            424,412,709             100.00%
                                    ====================================================================================

CIT Equipment Collateral 2004-VT1
Geographical Distribution
(Based on obligor billing address)
at June 30, 2005

                                                          % of
                                                          Total                                            % of
                                       Number             Number                  Required               Required
                                         of                 of                     Payoff                 Payoff
State                                 Contracts          Contracts                 Amount                 Amount
-----                                 ---------          ---------                 ------                 ------
Alabama                                   573               1.07%                 2,543,437                0.60%
Alaska                                    102               0.19                    301,971                0.07
Arizona                                   835               1.55                  9,209,209                2.17
Arkansas                                  329               0.61                  2,142,736                0.50
California                              6,321              11.77                 44,704,374               10.53
Colorado                                1,405               2.62                  6,543,814                1.54
Connecticut                               885               1.65                  8,774,843                2.07
Delaware                                  177               0.33                  1,347,587                0.32
District of Columbia                      230               0.43                  1,755,932                0.41
Florida                                 4,455               8.30                 36,675,616                8.64
Georgia                                 1,728               3.22                 13,024,454                3.07
Hawaii                                    124               0.23                  1,005,298                0.24
Idaho                                     134               0.25                    516,101                0.12
Illinois                                1,520               2.83                 15,406,644                3.63
Indiana                                   701               1.31                  5,066,267                1.19
Iowa                                      308               0.57                  2,306,437                0.54
Kansas                                    288               0.54                  2,941,741                0.69
Kentucky                                  384               0.72                  1,683,783                0.40
Louisiana                                 590               1.10                  2,834,584                0.67
Maine                                      93               0.17                    168,635                0.04
Maryland                                1,039               1.93                  6,530,895                1.54
Massachusetts                           1,828               3.40                 14,366,450                3.39
Michigan                                2,034               3.79                 19,008,655                4.48
Minnesota                                 810               1.51                  7,118,077                1.68
Mississippi                               244               0.45                    892,659                0.21
Missouri                                  724               1.35                  4,151,768                0.98
Montana                                   103               0.19                    177,431                0.04
Nebraska                                  162               0.30                    941,201                0.22
Nevada                                    292               0.54                  1,582,949                0.37
New Hampshire                             273               0.51                  1,086,588                0.26
New Jersey                              3,310               6.16                 41,496,298                9.78
New Mexico                                229               0.43                    778,823                0.18
New York                                5,223               9.73                 48,967,136               11.54
North Carolina                          1,310               2.44                  6,328,806                1.49
North Dakota                               96               0.18                    294,913                0.07
Ohio                                    1,459               2.72                  9,860,699                2.32
Oklahoma                                  445               0.83                  2,879,869                0.68
Oregon                                    603               1.12                  3,758,796                0.89
Pennsylvania                            2,526               4.70                 22,154,894                5.22
Rhode Island                              177               0.33                  1,189,155                0.28
South Carolina                            572               1.07                  2,841,665                0.67
South Dakota                               97               0.18                    462,512                0.11
Tennessee                               1,056               1.97                  8,049,220                1.90
Texas                                   4,182               7.79                 33,062,102                7.79
Utah                                      246               0.46                  1,428,987                0.34
Vermont                                   116               0.22                    462,073                0.11
Virginia                                1,339               2.49                  8,415,595                1.98
Washington                              1,067               1.99                  8,843,566                2.08
West Virginia                             195               0.36                  1,028,783                0.24
Wisconsin                                 709               1.32                  7,150,051                1.68
Wyoming                                    51               0.09                    148,632                0.04
   Total                               53,699             100.00%               424,412,709              100.00%
                                 =============   ================        ===================   =================

CIT Equipment Collateral 2004-VT1
Payment Status
at June 30, 2005

                                                                   % of
                                                                   Total                                          % of
                                                Number             Number                  Required             Required
                                                  of                 of                     Payoff               Payoff
Days Delinquent                                Contracts          Contracts                 Amount               Amount
---------------                                ---------          ---------                 ------               ------
Current, including 1 to 30 day
   delinquent contracts                          51,489             95.88%               412,946,704             97.30%
31-60 days delinquent                             1,142              2.13                  7,242,412              1.71
61-90 days delinquent                               479              0.89                  2,068,283              0.49
91-120 days delinquent                              249              0.46                    918,170              0.22
Over 120 days delinquent                            340              0.63                  1,237,139              0.29
                                         ---------------    --------------      ---------------------    --------------
   Total                                         53,699            100.00%               424,412,709            100.00%
                                         ===============    ==============      =====================    ==============

Equipment Type
at June 30, 2005

                                                                   % of
                                                                   Total                                          % of
                                                Number             Number                  Required             Required
                                                  of                 of                     Payoff               Payoff
Type of Equipment                              Contracts          Contracts                 Amount               Amount
-----------------                              ---------          ---------                 ------               ------
 Computers                                       37,837             70.46%               174,793,194             41.18%
 Telecommunciations                               7,100             13.22                124,126,527             29.25
 General Office Equipment/Copiers                 6,321             11.77                 89,903,556             21.18
 Software                                           312              0.58                 21,936,540              5.17
 Automotive                                       1,988              3.70                 12,038,631              2.84
 Other (1)                                          141              0.26                  1,614,261              0.38
                                         ---------------    --------------      ---------------------    --------------
   Total                                         53,699            100.00%               424,412,709            100.00%
                                         ===============    ==============      =====================    ==============

(1) Includes $60,310 as the largest and $11,449 as the average Required Payoff Amount

CIT Equipment Collateral 2004-VT1
Required Payoff Amount
at June 30, 2005

                                                                        % of
                                                                        Total                                          % of
                                                     Number             Number                   Required            Required
                                                       of                 of                      Payoff              Payoff
Required Payoff Amount                              Contracts          Contracts                  Amount              Amount
----------------------                              ---------          ---------                  ------              ------
                          0.01 - 5,000.00             38,697             72.06%                 64,522,700            15.20%
                     5,000.01 - 10,000.00              7,117             13.25                  50,009,296            11.78
                    10,000.01 - 15,000.00              2,730              5.08                  33,425,127             7.88
                    15,000.01 - 25,000.00              2,266              4.22                  43,378,336            10.22
                    25,000.01 - 50,000.00              1,606              2.99                  55,891,529            13.17
                   50,000.01 - 100,000.00                752              1.40                  51,552,364            12.15
                  100,000.01 - 150,000.00                236              0.44                  28,831,096             6.79
                  150,000.01 - 250,000.00                163              0.30                  31,274,335             7.37
                  250,000.01 - 500,000.00                 93              0.17                  31,539,352             7.43
                500,000.01 - 1,000,000.00                 28              0.05                  20,183,605             4.76
              1,000,000.01 - 1,770,302.85                 11              0.02                  13,804,970             3.25
                                               --------------    --------------      ----------------------    -------------
                                    Total             53,699            100.00%              $ 424,412,709           100.00%
                                               ==============    ==============      ======================    =============


Remaining Term
at June 30, 2005

                                                                       % of
                                                                        Total                                          % of
                                                     Number             Number                  Required             Required
                                                       of                 of                     Payoff               Payoff
Remaining Terms of Contracts                        Contracts          Contracts                 Amount               Amount
----------------------------                        ---------          ---------                 ------               ------
(months)
  0- 12                                               18,149             33.80%                 81,903,606            19.30%
 13- 24                                               20,395             37.98                 123,948,477            29.20
 25- 36                                                9,296             17.31                 106,063,355            24.99
 37- 48                                                5,850             10.89                 111,693,562            26.32
 49- 60                                                    7              0.01                     689,120             0.16
 61- 72                                                    2              0.00                     114,588             0.03
                                               --------------    --------------      ----------------------    -------------
   Total                                              53,699            100.00 %             $ 424,412,709           100.00%
                                               ==============    ==============      ======================    =============


CIT Equipment Collateral 2004-VT1
Types of Obligor
at June 30, 2005

                                                                                   % of
                                                                                   Total                                    % of
                                                                Number             Number              Required           Required
                                                                  of                 of                 Payoff             Payoff
Type of Obligor                                                Contracts          Contracts             Amount             Amount
---------------                                                ---------          ---------             ------             ------
Services Organizations (1)                                       23,062             42.95%            189,155,881           44.57%
Manufacturing                                                     6,170             11.49              71,768,388           16.91
Financial Services Institutions                                   5,455             10.16              45,259,419           10.66
Medical / Healthcare Organizations                                2,980              5.55              27,628,488            6.51
Wholesale Trade                                                   3,672              6.84              27,603,987            6.50
Retail Trade                                                      4,187              7.80              20,497,992            4.83
Transportation                                                    1,239              2.31               9,439,989            2.22
Construction                                                      2,437              4.54               8,820,331            2.08
Communications & Utilities                                          713              1.33               7,996,427            1.88
Printing & Publishing                                               683              1.27               6,642,302            1.57
Other (2)                                                         2,056              3.83               3,601,746            0.85
Resources & Agriculture                                             804              1.50               3,476,622            0.82
Government                                                          241              0.45               2,521,138            0.59
                                                           -------------    --------------     -------------------  --------------
   Total                                                         53,699            100.00%            424,412,709          100.00%
                                                           =============    ==============     ===================  ==============

(1) Primarily: Engineering, Accounting and Research (20.72%); Business Services (16.94%); Miscellaneous Service Organizations (14.54%); Membership Organization (9.74%); Legal Services (9.34%); and Educational Svcs (8.69%).

(2) Includes $197,760 as the largest required payoff amount relating to a single obligor.


    As shown in the table above, the servicer's records lists 0.85% of the total required payoff amount in the category of "Other" types of obligor. The servicer notes that the collateral securing approximately 0.75% of the required payoff amount represents small ticket computer equipment typically leased to small businesses. The remaining "Other" obligor category represents approximately 0.10% of the required payoff amount. The servicer has not analyzed this category to determine whether or not the contracts included in it could be grouped into some other more specific type of obligor category.


Obligor Concentration

                                                                                                         % of
                                             Number           % of Total           Required            Required
Obligors (including contracts securing         of              Number of            Payoff              Payoff
   vendor loans )                          Contracts           Contracts            Amount              Amount
-----------------                         -----------          ---------            ------              ------

Top 5 Obligors                                311                 0.58%          $ 21,454,146            5.06%


' The Top 5 obligors conduct business in the Services (3.02%); Manufacturing industries (1.36%) and Financial Services Institutions (0.67%).

CIT Equipment Collateral 2004-VT1
Scheduled Payments from the Contracts
at June 30, 2005



       Collection                   Scheduled                    Collection           Scheduled
         Period                     Cashflows                      Period             Cashflows
         ------                     ---------                      ------             ---------
Positive Rent Due                  4,514,870.09

               July-2005          22,095,131.04                   April-2008        4,478,707.34
             August-2005          23,881,662.33                     May-2008        3,927,059.31
          September-2005          23,023,385.57                    June-2008        3,487,875.24
            October-2005          24,572,046.64                    July-2008        3,023,185.85
           November-2005          21,676,229.81                  August-2008        2,489,922.61
           December-2005          20,482,093.31               September-2008        1,956,359.62
            January-2006          22,037,333.21                 October-2008        1,413,363.49
           February-2006          19,902,623.89                November-2008          944,882.71
              March-2006          19,243,777.89                December-2008          500,676.69
              April-2006          19,646,748.39                 January-2009          242,073.18
                May-2006          17,100,615.41                February-2009           63,755.16
               June-2006          15,737,961.47                   March-2009           31,529.57
               July-2006          14,683,037.21                   April-2009           25,075.26
             August-2006          13,097,932.27                     May-2009           22,151.91
          September-2006          11,678,618.10                    June-2009           21,323.66
            October-2006          10,319,678.93                    July-2009           15,775.11
           November-2006           8,952,782.76                  August-2009           14,092.16
           December-2006           8,121,133.72               September-2009           14,093.16
            January-2007           7,798,276.50                 October-2009            6,681.61
           February-2007           7,525,973.34                November-2009            6,681.61
              March-2007           7,306,036.79                December-2009            6,319.87
              April-2007           7,067,371.15                 January-2010            6,320.87
                May-2007           6,805,524.92                February-2010            6,280.51
               June-2007           6,631,243.21                   March-2010            6,280.51
               July-2007           6,535,846.59                   April-2010            6,281.51
             August-2007           6,220,434.45                     May-2010            1,926.63
          September-2007           6,053,136.00                    June-2010            1,926.63
            October-2007           5,870,089.96                    July-2010            1,926.63
           November-2007           5,612,928.78                  August-2010            1,926.63
           December-2007           5,419,414.74               September-2010            1,926.63
            January-2008           5,295,336.73                 October-2010              754.93
           February-2008           5,118,710.61                November-2010              754.93
              March-2008           4,959,944.20                December-2010              755.93